UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C.  20549

FORM 8-K
CURRENT REPORT

Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported): July 16, 2018

MetaStat, Inc.
(Exact name of registrant as specified in its charter)

Nevada
(State or other jurisdiction of incorporation)

000-52735	20-8753132
(Commission File Number)	(IRS Employer Identification No.)

27 Drydock Ave., 2nd Floor
Boston, Massachusetts 02210
(Address of principal executive offices and zip code)

(617) 531-6500
(Registrant's telephone number including area code)

(Registrant's former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12(b) under the Exchange Act (17 CFR 240.14a-12(b))

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01.  Other Events.

On July 16, 2018, MetaStat, Inc. (the “Company”) announced it will file a Form 15 with the Securities and Exchange Commission (the “SEC”) on July 16, 2018 to voluntary deregister its common stock under Section 12(g) of the Securities Exchange Act of 1934, as amended (“Exchange Act”), and suspend its reporting obligations under Section 15(d) of the Exchange Act. The Company also announced the voluntary withdrawal from trading on the OTCQB exchange, operated by OTC Markets Group. The unanimous decision of the Company's board of directors to file the Form 15 was based on a thorough review of the benefits and risks associated with being a public company.

A copy of the press release is attached hereto as Exhibit 99.1.

Item 9.01.  Financial Statement and Exhibits.

(d)  Exhibits.

Exhibit No.	Description

99.1	Press Release dated July 16, 2018.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Dated: July 16, 2018	METASTAT, INC. By: /s/ Douglas A. Hamilton Name: Douglas A. Hamilton Title: President, CEO and Directo